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                                 THIRD AMENDMENT
                        TO EXECUTIVE EMPLOYMENT AGREEMENT




       This THIRD AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT
("AMENDMENT") is made and entered into this 30th day of January, 1997, by and between THOMAS VAN WEELDEN, a resident of Arizona (the "EXECUTIVE"), and ALLIED WASTE INDUSTRIES, INC., a Delaware corporation (the "COMPANY").



                             W I T N E S S E T H:


       WHEREAS, the Company and Executive have entered into an Executive Employment Agreement, dated October 20, 1993 (the "EMPLOYMENT AGREEMENT"), pursuant to which the Company has employed Executive; and

       WHEREAS, the Company and Executive desire to amend the terms of the Executive Employment Agreement.

       NOW, THEREFORE, the Company and Executive hereby amend the Executive Employment Agreement, as follows:



       The following change is made to Paragraph 4.1 Base Salary of the Executive Employment Agreement between Company and Executive;

       The Base Salary is increased to the sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000) per year effective as of the 1st day of January, 1997.


       The Amendment contained herein shall not affect the validity of any of the provisions, covenants or agreements contained in the Executive Employment Agreement, and all other terms and provisions contained in the Executive Employment Agreement shall have full force and effect notwithstanding the execution of this Amendment.
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       IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and date first above written.

                                           EXECUTIVE:



                                           /s/ THOMAS H. VAN WEELDEN
                                           ------------------------------------
                                           THOMAS VAN WEELDEN

                                           COMPANY:
                                           ALLIED WASTE INDUSTRIES, INC.


                                           /s/ ROGER A. RAMSEY
                                           ------------------------------------
                                           By: ____________________________
                                           Its: ____________________________


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